Exhibit 99.2

American Financial Group, Inc.
Investor Supplement—Third Quarter 2013

October 29, 2013

American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents—Investor Supplement—Third Quarter 2013

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Highlights
Core net operating earnings	$97	$87	$84	$61	$78	$268	$253
Net earnings	83	110	120	50	226	313	438
Total assets	40,947	39,414	39,139	39,171	39,633	40,947	39,633
Adjusted shareholders’ equity (a)	4,048	3,978	3,950	3,784	3,881	4,048	3,881
Property and Casualty net written premiums	1,067	749	704	702	908	2,520	2,247
Annuity statutory premiums	1,167	861	624	560	723	2,652	2,431
Per share data
Core net operating earnings per share	$1.06	$0.96	$0.92	$0.67	$0.82	$2.94	$2.59
Diluted earnings per share	0.92	1.20	1.32	0.54	2.39	3.44	4.50
Adjusted book value per share (a)	45.36	44.78	43.94	42.52	42.72	45.36	42.72
Cash dividends per common share	0.1950	0.1950	0.1950	0.4450	0.1750	0.5850	0.5250
Financial ratios
Annualized core operating return on equity (a)	9.7%	8.9%	8.6%	6.4%	8.0%	9.1%	8.7%
Annualized return on equity (a)	8.3%	11.1%	12.4%	5.2%	23.4%	10.6%	15.3%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	66.1%	60.3%	56.5%	72.9%	68.2%	61.5%	61.1%
Underwriting expense ratio	27.4%	36.7%	36.6%	25.1%	30.0%	32.9%	33.3%

Combined ratio—Specialty	93.5%	97.0%	93.1%	98.0%	98.2%	94.4%	94.4%

Net spread on fixed annuities:
Net interest spread	2.89%	3.02%	2.99%	3.18%	3.25%	2.97%	3.10%
Net spread earned	1.50%	1.65%	1.58%	1.49%	1.57%	1.58%	1.45%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Property and Casualty Insurance
Underwriting profit	$62	$19	$43	$10	$15	$124	$108
Net investment income	65	65	66	69	67	196	206
Other expense	(14)	(2)	(13)	(10)	(11)	(29)	(40)

Property and Casualty Insurance operating earnings	113	82	96	69	71	291	274
Annuity earnings	78	82	76	68	69	236	188
Run-off Long-Term Care and Life earnings / (loss)	(4)	(2)	(1)	(12)	2	(7)	8
Medicare Supplement and Critical Illness earnings (a)	—	—	—	—	10	—	28
Interest expense of parent holding companies	(17)	(17)	(17)	(17)	(19)	(51)	(54)
Other expense	(22)	(22)	(28)	(25)	(18)	(72)	(65)

Pre-tax core operating earnings	148	123	126	83	115	397	379
Income tax expense	51	36	42	22	37	129	126

Core net operating earnings	97	87	84	61	78	268	253
Non-core items, net of tax:
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	13	101	—	101
Other realized gains	35	26	36	36	55	97	92
Long-Term Care reserve charge	—	—	—	(99)	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	(35)	—	—	—	(20)	(35)	(20)
Former Railroad and Manufacturing operations	(14)	—	—	—	(1)	(14)	(1)
AFG tax case and settlement of open years	—	—	—	39	28	—	28
ELNY guaranty fund assessments (b)	—	(3)	—	—	—	(3)	—
Other	—	—	—	—	(15)	—	(15)

Net earnings	$83	$110	$120	$50	$226	$313	$438

(a)	Medicare Supplement and Critical Illness operations were sold August 2012.
(b)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Core net operating earnings	$97	$87	$84	$61	$78	$268	$253

Net earnings	$83	$110	$120	$50	$226	$313	$438

Average number of diluted shares	91.014	91.472	91.048	91.413	94.625	91.176	97.418
Diluted earnings per share:
Core net operating earnings per share	$1.06	$0.96	$0.92	$0.67	$0.82	$2.94	$2.59
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	0.15	1.07	—	1.04
Other realized gains	0.40	0.28	0.40	0.37	0.59	1.08	0.95
Long-Term Care reserve charge	—	—	—	(1.08)	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	(0.39)	—	—	—	(0.22)	(0.39)	(0.20)
Former Railroad and Manufacturing operations	(0.15)	—	—	—	(0.01)	(0.15)	(0.02)
AFG tax case and settlement of open years	—	—	—	0.43	0.30	—	0.29
ELNY guaranty fund assessment (a)	—	(0.04)	—	—	—	(0.04)	—
Other	—	—	—	—	(0.16)	—	(0.15)

Diluted earnings per share	$0.92	$1.20	$1.32	$0.54	$2.39	$3.44	$4.50

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company

American Financial Group, Inc. Property and Casualty Insurance—Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Property and Transportation	$16	$(31)	$10	$(14)	$—	$(5)	$33
Specialty Casualty	19	32	19	8	8	70	45
Specialty Financial	22	15	13	16	1	50	28
Other Specialty	5	5	6	5	7	16	10

Underwriting profit—Specialty	62	21	48	15	16	131	116
Other charges, included in loss and LAE	—	2	5	5	1	7	8

Underwriting profit—Core	62	19	43	10	15	124	108
Special A&E charges, included in loss and LAE	(54)	—	—	—	(31)	(54)	(31)

Underwriting profit (loss)—Property and Casualty Insurance	$8	$19	$43	$10	$(16)	$70	$77

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$1	$—	$9	$—	$—	$—
Catastrophe loss	2	18	10	24	4	30	13

Total current accident year catastrophe losses	$1	$19	$10	$33	$4	$30	$13

Loss reserve development (favorable) / adverse	$40	$(22)	$(28)	$(7)	$23	$(10)	$(23)

Combined ratio:
Property and Transportation	97.1%	110.3%	96.5%	103.7%	99.8%	100.4%	96.8%
Specialty Casualty	93.4%	88.4%	92.7%	96.8%	96.7%	91.5%	93.5%
Specialty Financial	82.3%	86.6%	88.5%	84.9%	98.8%	85.8%	90.6%
Other Specialty	70.7%	74.0%	71.1%	70.0%	68.4%	71.9%	82.0%
Combined ratio—Specialty	93.5%	97.0%	93.1%	98.0%	98.2%	94.4%	94.4%
Other core charges	(0.1%)	0.2%	0.7%	0.7%	0.0%	0.3%	0.4%
Special A&E charges	5.7%	0.0%	0.0%	0.0%	3.7%	2.3%	1.5%

Combined ratio	99.1%	97.2%	93.8%	98.7%	101.9%	97.0%	96.3%

Loss and LAE components—property and casualty insurance
Current accident year, excluding catastrophe loss	67.4%	61.1%	59.8%	71.2%	68.7%	63.3%	63.5%
Prior accident year development	4.2%	(3.2%)	(4.1%)	(0.8%)	2.6%	(0.5%)	(1.1%)
Current accident year catastrophe loss	0.1%	2.6%	1.5%	3.2%	0.6%	1.3%	0.6%

Loss and LAE ratio	71.7%	60.5%	57.2%	73.6%	71.9%	64.1%	63.0%

American Financial Group, Inc. Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Gross written premiums	$1,768	$1,041	$925	$965	$1,509	$3,734	$3,356
Ceded reinsurance premiums	(701)	(292)	(221)	(263)	(601)	(1,214)	(1,109)

Net written premiums	1,067	749	704	702	908	2,520	2,247
Change in unearned premiums	(118)	(40)	(17)	54	(60)	(175)	(156)

Net earned premiums	949	709	687	756	848	2,345	2,091
Loss and LAE	626	428	388	551	578	1,442	1,278
Underwriting expense	261	260	251	190	254	772	697

Underwriting profit	$62	$21	$48	$15	$16	$131	$116

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$1	$—	$9	$—	$—	$—
Catastrophe loss	2	18	10	24	4	30	13

Total current accident year catastrophe losses	$1	$19	$10	$33	$4	$30	$13

Loss reserve development (favorable) / adverse	$(13)	$(24)	$(33)	$(12)	$(9)	$(70)	$(62)

Combined ratio:
Loss and LAE ratio	66.1%	60.3%	56.5%	72.9%	68.2%	61.5%	61.1%
Underwriting expense ratio	27.4%	36.7%	36.6%	25.1%	30.0%	32.9%	33.3%

Combined ratio	93.5%	97.0%	93.1%	98.0%	98.2%	94.4%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	67.4%	61.1%	59.8%	71.2%	68.7%	63.3%	63.5%
Prior accident year development	(1.4%)	(3.4%)	(4.8%)	(1.5%)	(1.1%)	(3.1%)	(3.0%)
Current accident year catastrophe loss	0.1%	2.6%	1.5%	3.2%	0.6%	1.3%	0.6%

Loss and LAE ratio	66.1%	60.3%	56.5%	72.9%	68.2%	61.5%	61.1%

American Financial Group, Inc. Property and Transportation—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Gross written premiums	$1,147	$446	$352	$431	$981	$1,945	$1,840
Ceded reinsurance premiums	(553)	(118)	(76)	(116)	(442)	(747)	(682)

Net written premiums	594	328	276	315	539	1,198	1,158
Change in unearned premiums	(77)	(27)	17	68	(52)	(87)	(118)

Net earned premiums	517	301	293	383	487	1,111	1,040
Loss and LAE	407	236	192	340	371	835	722
Underwriting expense	94	96	91	57	116	281	285

Underwriting profit (loss)	$16	$(31)	$10	$(14)	$—	$(5)	$33

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$1	$—	$8	$—	$—	$—
Catastrophe loss	—	17	10	20	2	27	7

Total current accident year catastrophe losses	$(1)	$18	$10	$28	$2	$27	$7

Loss reserve development (favorable) / adverse	$(1)	$3	$(6)	$(2)	$(2)	$(4)	$(14)

Combined ratio:
Loss and LAE ratio	78.8%	78.5%	65.4%	88.9%	76.1%	75.1%	69.4%
Underwriting expense ratio	18.3%	31.8%	31.1%	14.8%	23.7%	25.3%	27.4%

Combined ratio	97.1%	110.3%	96.5%	103.7%	99.8%	100.4%	96.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	79.1%	71.6%	64.0%	84.3%	76.0%	73.1%	70.0%
Prior accident year development	(0.2%)	1.2%	(2.0%)	(0.5%)	(0.5%)	(0.4%)	(1.3%)
Current accident year catastrophe loss	(0.1%)	5.7%	3.4%	5.1%	0.6%	2.4%	0.7%

Loss and LAE ratio	78.8%	78.5%	65.4%	88.9%	76.1%	75.1%	69.4%

American Financial Group, Inc. Specialty Casualty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Gross written premiums	$461	$440	$430	$384	$376	$1,331	$1,100
Ceded reinsurance premiums	(136)	(157)	(135)	(126)	(133)	(428)	(366)

Net written premiums	325	283	295	258	243	903	734
Change in unearned premiums	(36)	(6)	(36)	(9)	—	(78)	(35)

Net earned premiums	289	277	259	249	243	825	699
Loss and LAE	174	148	148	165	155	470	416
Underwriting expense	96	97	92	76	80	285	238

Underwriting profit	$19	$32	$19	$8	$8	$70	$45

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	1	1	1	2

Total current accident year catastrophe losses	$1	$—	$—	$1	$1	$1	$2

Loss reserve development (favorable) / adverse	$(4)	$(22)	$(16)	$7	$3	$(42)	$(25)

Combined ratio:
Loss and LAE ratio	60.3%	53.4%	57.3%	65.9%	63.8%	57.1%	59.5%
Underwriting expense ratio	33.1%	35.0%	35.4%	30.9%	32.9%	34.4%	34.0%

Combined ratio	93.4%	88.4%	92.7%	96.8%	96.7%	91.5%	93.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.4%	61.2%	63.5%	62.5%	62.3%	62.0%	63.0%
Prior accident year development	(1.2%)	(8.0%)	(6.2%)	3.0%	1.2%	(5.0%)	(3.7%)
Current accident year catastrophe loss	0.1%	0.2%	0.0%	0.4%	0.3%	0.1%	0.2%

Loss and LAE ratio	60.3%	53.4%	57.3%	65.9%	63.8%	57.1%	59.5%

American Financial Group, Inc. Specialty Financial—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Gross written premiums	$160	$155	$143	$151	$152	$458	$415
Ceded reinsurance premiums	(36)	(38)	(30)	(43)	(44)	(104)	(112)

Net written premiums	124	117	113	108	108	354	303
Change in unearned premiums	(3)	(4)	3	(4)	(8)	(4)	(2)

Net earned premiums	121	113	116	104	100	350	301
Loss and LAE	37	37	42	40	46	116	117
Underwriting expense	62	61	61	48	53	184	156

Underwriting profit	$22	$15	$13	$16	$1	$50	$28

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$—
Catastrophe loss	1	1	—	2	1	2	3

Total current accident year catastrophe losses	$1	$1	$—	$3	$1	$2	$3

Loss reserve development (favorable) / adverse	$(4)	$—	$(6)	$(13)	$(5)	$(10)	$(16)

Combined ratio:
Loss and LAE ratio	31.2%	32.9%	35.8%	38.2%	46.7%	33.3%	38.9%
Underwriting expense ratio	51.1%	53.7%	52.7%	46.7%	52.1%	52.5%	51.7%

Combined ratio	82.3%	86.6%	88.5%	84.9%	98.8%	85.8%	90.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	33.7%	32.9%	40.3%	48.2%	51.5%	35.6%	43.3%
Prior accident year development	(3.2%)	(0.7%)	(4.8%)	(12.1%)	(5.5%)	(2.9%)	(5.5%)
Current accident year catastrophe loss	0.7%	0.7%	0.3%	2.1%	0.7%	0.6%	1.1%

Loss and LAE ratio	31.2%	32.9%	35.8%	38.2%	46.7%	33.3%	38.9%

American Financial Group, Inc. Other Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Gross written premiums	$—	$—	$—	$(1)	$—	$—	$1
Ceded reinsurance premiums	24	21	20	22	18	65	51

Net written premiums	24	21	20	21	18	65	52
Change in unearned premiums	(2)	(3)	(1)	(1)	—	(6)	(1)

Net earned premiums	22	18	19	20	18	59	51
Loss and LAE	8	7	6	6	6	21	23
Underwriting expense	9	6	7	9	5	22	18

Underwriting profit	$5	$5	$6	$5	$7	$16	$10

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	1	—	—	1

Total current accident year catastrophe losses	$—	$—	$—	$1	$—	$—	$1

Loss reserve development (favorable) / adverse	$(4)	$(5)	$(5)	$(4)	$(5)	$(14)	$(7)

Combined ratio:
Loss and LAE ratio	35.0%	35.1%	33.7%	32.7%	31.6%	34.6%	44.8%
Underwriting expense ratio	35.7%	38.9%	37.4%	37.3%	36.8%	37.3%	37.2%

Combined ratio	70.7%	74.0%	71.1%	70.0%	68.4%	71.9%	82.0%

American Financial Group, Inc. Annuity Results of Operations (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Net investment income	$259	$257	$248	$254	$249	$764	$722
Guaranteed withdrawal benefit fees	7	6	5	5	4	18	9
Policy charges and other miscellaneous income	10	9	9	8	10	28	30

Total revenues	276	272	262	267	263	810	761
Annuity benefits	140	120	134	124	140	394	417
Acquisition expenses	35	48	31	58	32	114	92
Other expenses	23	22	21	17	22	66	64

Total costs and expenses	198	190	186	199	194	574	573

Earnings before income taxes—core	78	82	76	68	69	236	188
ELNY guaranty fund assessments charge (a)	—	(5)	—	—	—	(5)	—

Earnings before income taxes	$78	$77	$76	$68	$69	$231	$188

Detail of annuity benefits above:
Interest credited—fixed	$113	$111	$109	$109	$107	$333	$329
Interest credited—fixed component of variable annuities	2	1	2	2	2	5	5
Change in expected death and annuitization reserve	4	6	4	5	5	14	14
Amortization of sales inducements	8	8	7	9	8	23	23
Guaranteed withdrawal benefit reserve	10	10	8	5	4	28	9
Change in other benefit reserves	2	3	1	(2)	5	6	7
Embedded derivative mark-to-market	33	(3)	80	1	40	110	97
Equity option mark-to-market	(32)	(16)	(77)	1	(31)	(125)	(67)
Unlockings	—	—	—	(6)	—	—	—

Total annuity benefits	$140	$120	$134	$124	$140	$394	$417

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Average fixed annuity investments (at amortized cost)	$19,519	$18,615	$17,945	$17,485	$16,994	$18,693	$16,371
Average annuity benefits accumulated	19,035	18,151	17,506	17,137	16,759	18,231	16,147

Investments in excess of annuity benefits accumulated	$484	$464	$439	$348	$235	$462	$224

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.27%	5.45%	5.48%	5.74%	5.80%	5.40%	5.82%
Interest credited	(2.38%)	(2.43%)	(2.49%)	(2.56%)	(2.55%)	(2.43%)	(2.72%)

Net interest spread on fixed annuities	2.89%	3.02%	2.99%	3.18%	3.25%	2.97%	3.10%
Policy charges and other miscellaneous income	0.15%	0.13%	0.14%	0.14%	0.16%	0.14%	0.17%
Other annuity benefit expenses, net	(0.39%)	(0.46%)	(0.35%)	(0.40%)	(0.27%)	(0.39%)	(0.32%)
Acquisition expenses	(0.72%)	(1.00%)	(0.69%)	(0.85%)	(0.72%)	(0.80%)	(0.72%)
Other expenses	(0.44%)	(0.43%)	(0.45%)	(0.39%)	(0.48%)	(0.45%)	(0.49%)
Change in fair value of derivatives	0.01%	0.39%	(0.06%)	0.10%	(0.37%)	0.11%	(0.29%)
Unlockings	0.00%	0.00%	0.00%	(0.29%)	0.00%	0.00%	0.00%

Net spread earned on fixed annuities—core	1.50%	1.65%	1.58%	1.49%	1.57%	1.58%	1.45%

Average annuity benefits accumulated	$19,035	$18,151	$17,506	$17,137	$16,759	$18,231	$16,147
Net spread earned on fixed annuities	1.50%	1.65%	1.58%	1.49%	1.57%	1.58%	1.45%

Earnings on fixed annuity benefits accumulated	$72	$75	$69	$64	$66	216	179
Investments in excess of annuity benefits accumulated	$484	$464	$439	$348	$235	$462	$224
Net investment income (as % of investments)	5.27%	5.45%	5.48%	5.74%	5.80%	5.40%	5.82%

Earnings on investments in excess of annuity benefits accumulated	$6	$6	$6	$5	$3	18	9
Variable annuity earnings	—	1	1	(1)	—	2	—

Earnings before income taxes—core	78	82	76	68	69	236	188
ELNY guaranty fund assessments charge (a)	—	(5)	—	—	—	(5)	—

Earnings before income taxes	$78	$77	$76	$68	$69	$231	$188

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insruance Company of New York, an unaffiliated life insurance company.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine months ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Retail single premium annuities—indexed	$509	$472	$333	$305	$417	$1,314	$1,357
Retail single premium annuities—fixed	48	37	27	35	42	112	118
Financial institutions single premium annuities—indexed	352	169	83	59	72	604	232
Financial institutions single premium annuities—fixed	198	118	111	86	127	427	501
Education market—403(b) fixed and indexed annuities	49	52	55	60	51	156	177

Subtotal fixed annuity premiums	1,156	848	609	545	709	2,613	2,385
Variable annuities	11	13	15	15	14	39	46

Total annuity premiums	$1,167	$861	$624	$560	$723	$2,652	$2,431

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Beginning fixed annuity reserves	$18,564	$17,737	$17,274	$16,999	$16,518	$17,274	$15,188
Premiums	1,156	848	609	545	709	2,613	2,385
Federal Home Loan Bank advances	—	200	—	—	—	200	—
Surrenders, benefits and other withdrawals	(381)	(352)	(352)	(355)	(390)	(1,085)	(1,042)
Interest and other annuity benefit expenses:
Interest credited	113	111	109	109	107	333	329
Embedded derivative mark-to-market	33	(3)	80	1	40	110	97
Change in other benefit reserves	20	23	17	(15)	15	60	42
Unlockings	—	—	—	(10)	—	—	—

Ending fixed annuity reserves	$19,505	$18,564	$17,737	$17,274	$16,999	$19,505	$16,999

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$19,505	$18,564	$17,737	$17,274	$16,999	$19,505	$16,999
Impact of unrealized investment gains on reserves	84	87	140	136	46	84	46
Fixed component of variable annuities	196	197	198	199	200	196	200

Annuity benefits accumulated per balance sheet	$19,785	$18,848	$18,075	$17,609	$17,245	$19,785	$17,245

Annualized surrenders and other withdrawals as a % of beginning reserves	8.2%	7.9%	8.2%	8.4%	9.4%	8.4%	9.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
Assets:
Total cash and investments	$29,921	$29,262	$29,084	$28,449	$28,037	$27,301
Recoverables from reinsurers	3,138	3,044	3,083	3,750	3,865	2,740
Prepaid reinsurance premiums	662	520	466	471	587	488
Agents’ balances and premiums receivable	801	754	649	636	750	702
Deferred policy acquisition costs	867	818	565	550	621	846
Assets of managed investment entities	2,779	2,973	3,285	3,225	3,102	2,825
Other receivables	1,078	422	384	539	1,168	673
Variable annuity assets (separate accounts)	629	608	614	580	577	574
Other assets	887	828	824	786	741	717
Goodwill	185	185	185	185	185	186

Total assets	$40,947	$39,414	$39,139	$39,171	$39,633	$37,052

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$6,441	$6,098	$6,238	$6,845	$7,277	$6,153
Unearned premiums	2,047	1,789	1,697	1,651	1,821	1,661
Annuity benefits accumulated	19,785	18,848	18,075	17,609	17,245	16,758
Life, accident and health reserves	2,011	2,017	2,021	2,059	1,699	1,750
Payable to reinsurers	601	367	250	475	656	396
Liabilities of managed investment entities	2,429	2,603	2,880	2,892	2,753	2,502
Long-term debt	913	949	950	953	966	1,158
Variable annuity liabilities (separate accounts)	629	608	614	580	577	574
Other liabilities	1,381	1,497	1,506	1,359	1,675	1,325

Total liabilities	$36,237	$34,776	$34,231	$34,423	$34,669	$32,277
Shareholders’ equity:
Common stock	$89	$89	$90	$89	$91	$95
Capital surplus	1,109	1,088	1,090	1,063	1,071	1,112
Appropriated retained earnings	45	33	64	75	109	127
Unappropriated retained earnings	2,729	2,664	2,620	2,520	2,577	2,515
Unrealized gains—fixed maturities	449	462	719	719	789	626
Unrealized gains—equities	119	138	146	104	132	145
Other comprehensive income, net of tax	2	(1)	4	8	10	2

Total shareholders’ equity	4,542	4,473	4,733	4,578	4,779	4,622
Noncontrolling interests	168	165	175	170	185	153

Total liabilities and equity	$40,947	$39,414	$39,139	$39,171	$39,633	$37,052

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
Shareholders’ equity	$4,542	$4,473	$4,733	$4,578	$4,779	$4,622
Appropriated retained earnings	(45)	(33)	(64)	(75)	(109)	(127)

Shareholders’ equity, excluding appropriated retained earnings	4,497	4,440	4,669	4,503	4,670	4,495
Unrealized (gains) on fixed maturities	(449)	(462)	(719)	(719)	(789)	(626)

Adjusted shareholders’ equity	4,048	3,978	3,950	3,784	3,881	3,869
Goodwill	(185)	(185)	(185)	(185)	(185)	(186)
Intangibles	(26)	(29)	(33)	(36)	(39)	(43)

Tangible adjusted shareholders’ equity	$3,837	$3,764	$3,732	$3,563	$3,657	$3,640

Common shares outstanding	89.224	88.821	89.883	88.979	90.847	94.959
Book value per share:
Excluding appropriated retained earnings (a)	$50.40	$49.98	$51.94	$50.61	$51.40	$47.34
Adjusted (b)	45.36	44.78	43.94	42.52	42.72	40.74
Tangible, adjusted (c)	43.00	42.38	41.52	40.04	40.26	38.34
Market capitalization
AFG’s closing common share price	$54.06	$48.91	$47.38	$39.52	$37.90	$39.23
Market capitalization	$4,823	$4,344	$4,259	$3,516	$3,443	$3,725
Price / Adjusted book value ratio	1.19	1.09	1.08	0.93	0.89	0.96

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12
Direct obligations of AFG	$840	$840	$840	$840	$840	$830
Direct obligations of subsidiaries	73	89	90	93	106	308
Payable to subsidiary trusts	—	20	20	20	20	20

Long-term debt	$913	$949	$950	$953	$966	$1,158
Obligations secured by real estate	(61)	(62)	(62)	(62)	(63)	(64)

Debt excluding obligations secured by real estate	$852	$887	$888	$891	$903	$1,094

Total capital (a)	$5,578	$5,554	$5,794	$5,626	$5,821	$5,806
Total capital excluding obligations secured by real estate (a)	5,517	5,492	5,732	5,564	5,758	5,742
Total adjusted capital (b)	$5,129	$5,092	$5,074	$4,907	$5,032	$5,180
Total adjusted capital excluding obligations secured by real estate (b)	5,068	5,030	5,012	4,845	4,969	5,116
Ratio of debt to total capital (a):
Including debt secured by real estate	16.4%	17.1%	16.4%	16.9%	16.6%	19.9%
Excluding debt secured by real estate	15.4%	16.2%	15.5%	16.0%	15.7%	19.1%
Ratio of debt to total adjusted capital (b):
Including debt secured by real estate	17.8%	18.6%	18.7%	19.4%	19.2%	22.4%
Excluding debt secured by real estate	16.8%	17.6%	17.7%	18.4%	18.2%	21.4%

(a)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings.
(b)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine months ended
	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	09/30/13	09/30/12
Property and Casualty Insurance
Paid Losses (GAAP)	$417	$520	$357	$785	$337	$1,294	$1,241

	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12	6/30/2012
Statutory Surplus
Property and Casualty Insurance	$2,133	$2,096	$2,090	$2,015	$2,044	$2,052
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,590	$1,517	$1,483	$1,380	$1,275	$1,219
Allowable dividends without regulatory approval
Property and Casualty Insurance	$237	$237	$237	$237	$375	$375
Annuity and Run-off	158	158	158	158	171	171

Total	$395	$395	$395	$395	$546	$546

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income September 30, 2013 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$651	$441	$239	$—	$1,331	4%
Fixed maturities	5,236	20,717	11	—	25,964	87%
Equity securities	786	317	40	—	1,143	4%
Policy loans	—	240	—	—	240	1%
Mortgage loans	110	501	—	—	611	2%
Real estate and other investments	319	608	8	(303)	632	2%

Total cash and investments	$7,102	$22,824	$298	$(303)	$29,921	100%

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities	$51	$259	$—	$—	$310
Equity securities	8	5	2	—	15
Other investments	6	19	1	(9)	17

Gross investment income	65	283	3	(9)	342
Investment expenses	(2)	(2)	—	—	(4)

Total net investment income	$63	$281	$3	$(9)	$338

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)
Annuity and Run-off	$266	$317	$51
Property and Casualty Insurance	650	786	136
Other	40	40	—

Total AFG consolidated	$956	$1,143	$187

American Financial Group, Inc. Fixed Maturities—By Security Type—AFG Consolidated September 30, 2013 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$328	$337	$9	1%	1%
States, municipalities and political subdivisions	5,023	5,104	81	20%	17%
Foreign government	346	357	11	1%	1%
Residential mortgage-backed securities	3,955	4,288	333	17%	14%
Commercial mortgage-backed securities	2,565	2,778	213	11%	9%
Asset-backed securities	2,275	2,293	18	9%	8%
Corporate bonds
Manufacturing	2,163	2,277	114	9%	8%
Banks, lending and credit institutions	1,728	1,823	95	7%	6%
Gas and electric services	1,261	1,383	122	5%	5%
Insurance and insurance related	823	873	50	3%	3%
Other corporate	4,259	4,451	192	17%	15%

Total AFG consolidated	$24,726	$25,964	$1,238	100%	87%

Annuity and Run-off	$19,657	$20,717	1,060	80%	70%
Property and Casualty Insurance	5,068	5,236	168	20%	17%
Other	1	11	10	0%	0%

Total AFG consolidated	$24,726	$25,964	$1,238	100%	87%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.09%
Net of investment expense (a)	5.02%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities—By Security Type Portfolio September 30, 2013 ($ in millions )

Annuity and Run-off:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$92	$95	$3	1%
States, municipalities and political subdivisions	2,960	2,977	17	15%
Foreign government	17	19	2	0%
Residential mortgage-backed securities	3,299	3,581	282	17%
Commercial mortgage-backed securities	2,320	2,518	198	12%
Asset-backed securities	1,709	1,727	18	8%
Corporate debt	9,260	9,800	540	47%

Total Annuity and Run-off	$19,657	$20,717	$1,060	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.36%
Net of investment expense (a)	5.32%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	5 years

Property and Casualty Insurance:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$236	$242	$6	5%
States, municipalities and political subdivisions	2,063	2,127	64	41%
Foreign government	329	338	9	6%
Residential mortgage-backed securities	655	696	41	13%
Commercial mortgage-backed securities	245	260	15	5%
Asset-backed securities	566	566	—	11%
Corporate debt	974	1,007	33	19%

Property and Casualty Insurance	$5,068	$5,236	$168	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	4.03%
Net of investment expense (a)	3.88%
Approximate average life and duration:
Approximate average life	4 years
Approximate duration	3 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities—Credit Rating and NAIC Designation September 30, 2013 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Investment grade
AAA	$5,287	$5,505	21%	$218
AA	4,661	4,758	18%	97
A	6,513	6,850	27%	337
BBB	4,878	5,158	20%	280

Subtotal—Investment grade	21,339	22,271	86%	932
BB	709	730	3%	21
B	537	551	2%	14
Other	2,141	2,412	9%	271

Total	$24,726	$25,964	100%	$1,238

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$18,834	77%	$18,838	$19,805	$967
NAIC 2	4,722	19%	4,722	4,978	256

	23,556	96%	23,560	24,783	1,223
NAIC 3	561	2%	562	578	16
NAIC 4	242	1%	243	251	8
NAIC 5	54	1%	54	65	11
NAIC 6	17	0%	19	45	26

Total	$24,430	100%	$24,438	$25,722	$1,284

American Financial Group, Inc. Mortgage-Backed Securities—AFG Consolidated September 30, 2013 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$244	$251	4%	1%	$7
Prime (Non-Agency)	1,913	2,099	30%	7%	186
Alt-A	912	993	14%	3%	81
Subprime	886	945	13%	3%	59

Subtotal—Residential	3,955	4,288	61%	14%	333
Commercial	2,565	2,778	39%	9%	213

Total AFG consolidated	$6,520	$7,066	100%	23%	$546

Annuity and Run-off	$5,619	$6,099	86%	20%	480
Property and Casualty Insurance	900	956	14%	3%	56
Other	1	11	0%	0%	10

Total AFG consolidated	$6,520	$7,066	100%	23%	$546

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.
•	The average amortized cost as a percent of par is—Prime 82%; Alt-A 77%; Subprime 84%; CMBS 99%.
•	The average FICO score of our residential MBS securities is—Prime 736; Alt-A 712; Subprime 643.
•	99% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group assets is 37%.
•	The approximate average life by collateral type is—Residential 4 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio September 30, 2013 ($ in millions)

Annuity and Run-off:

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$101	$106	2%	0%	$5
Prime (Non-Agency)	1,769	1,931	32%	8%	162
Alt-A	746	815	13%	4%	69
Subprime	683	729	12%	3%	46

Subtotal—Residential	3,299	3,581	59%	15%	282
Commercial	2,320	2,518	41%	12%	198

Total Annuity and Run-off	$5,619	$6,099	100%	27%	$480

Property and Casualty Insurance:

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$143	$145	15%	2%	$2
Prime (Non-Agency)	143	157	16%	2%	14
Alt-A	166	178	19%	3%	12
Subprime	203	216	23%	3%	13

Subtotal—Residential	655	696	73%	10%	41
Commercial	245	260	27%	4%	15

Total Property and Casualty Insurance	$900	$956	100%	14%	$56

American Financial Group, Inc. Mortgage-Backed Securities—Credit Rating and NAIC Designation September 30, 2013 ($ in millions)

	GAAP data
By Credit Rating	Amortized Cost	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Investment grade
AAA	$2,675	$2,877	41%	$202
AA	393	418	6%	25
A	619	648	9%	29
BBB	309	330	5%	21

Subtotal—investment grade	3,996	4,273	61%	277
BB	349	353	5%	4
B	450	459	6%	9
Other	1,725	1,981	28%	256

Total	$6,520	$7,066	100%	$546

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$5,990	93%	$5,995	$6,563	$568
NAIC 2	184	3%	184	185	1

	6,174	96%	6,179	6,748	569
NAIC 3	122	2%	122	123	1
NAIC 4	102	2%	102	105	3
NAIC 5	18	0%	18	29	11
NAIC 6	15	0%	16	36	20

Total	$6,431	100%	$6,437	$7,041	$604